UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 5, 2005

Kansas City Southern
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-4717	44-0663509
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

427 West 12th Street, Kansas City, Missouri		64105
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	816-983-1303

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

On May 5, 2005, at the annual meeting of stockholders of Kansas City Southern ("KCS" or the "Company"), stockholders approved an amendment to the 1991 Amended and Restated Stock Option and Performance Award Plan to increase the number of shares authorized for issuance under that plan by 2,500,000 shares. A copy of the 1991 Amended and Restated Stock Option and Performance Award Plan (as amended and restated effective as of May 5, 2005) (the "1991 Plan") reflecting such amendment is attached hereto as Exhibit 10.1.

On May 5, 2005, the KCS Board granted awards of 5,000 restricted shares of KCS common stock to each of those KCS directors who are not employees of KCS or its subsidiaries ("Non-Management Directors"). The following description is a brief summary of the material terms and conditions of the restricted share grants to such Non-Management Directors. This summary is not intended to be complete, and is qualified in its entirety by reference to the form of Restricted Shares Award Agreement included as Exhibit 10.2 to this report and incorporated herein by reference.

The awards and the restricted shares award agreement are subject to the terms and conditions of the 1991 Plan. Subject to early lapsing and forfeiture provisions, the restrictions on the shares received by such Non-Management Directors will lapse on the earlier of (a) one year from the date of grant or (b) the day prior to the Annual Meeting of Shareholders held in 2006. Restrictions on such shares will also lapse upon a Termination of Affiliation (as defined in the 1991 Plan) due to the grantee's death, Disability or a Change in Control (as defined in the 1991 Plan). In the event of a Termination of Affiliation other than as described above prior to the lapsing of such restrictions, such restricted shares will be forfeited, and the grantee has agreed to repay to the Company all dividends, if any, paid in cash or in stock with respect to such forfeited restricted shares. A director of a subsidiary of the Company will be deemed to have had a Termination of Affiliation as of the first day on which such entity ceases to be a subsidiary of the Company.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit 10.1

1991 Amended and Restated Stock Option and Performance Award Plan (as amended and restated effective as of May 5, 2005).

Exhibit 10.2

Form of Restricted Shares Award Agreement.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kansas City Southern

May 11, 2005	By:	James S. Brook

Name: James S. Brook
Title: Vice President and Comptroller (Principal Accounting Officer)

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Exhibit Index

Exhibit No.	Description

10.1	1991 Amended and Restated Stock Option and Performance Award Plan.
10.2	Form of Restricted Shares Award Agreement.